                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK
                       AND SHARES OF CLASS B COMMON STOCK

                                       OF

                          U.S. FRANCHISE SYSTEMS, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 3, 2000

                                       BY

                              USFS ACQUISITION CO.
                          A WHOLLY OWNED SUBSIDIARY OF
                       PRITZKER FAMILY BUSINESS INTERESTS

--------------------------------------------------------------------------------

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, NOVEMBER 1, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                                 SUNTRUST BANK

    BY HAND OR OVERNIGHT                       BY MAIL:                    BY FACSIMILE TRANSMISSION
          COURIER:                          SunTrust Bank                  (FOR ELIGIBLE INSTITUTIONS
       SunTrust Bank                         Attn: Reorg                             ONLY):
         Attn: Reorg                        P.O. Box 4625                        (404) 332-3875
     58 Edgewood Avenue                   Atlanta, GA 30302
         Suite 225                     CONFIRMATION OF RECEIPT:
     Atlanta, GA 30303                      1-800-568-3476
                                        FOR INFORMATION CALL:
                                            1-800-568-3476

                            ------------------------

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY PRIOR TO COMPLETING THIS LETTER OF TRANSMITTAL.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY TO THE PURCHASER, THE COMPANY, THE DEPOSITARY TRUST COMPANY, THE BOOK-ENTRY TRANSFER FACILITY FOR THE OFFER, GEORGESON SHAREHOLDER SECURITIES CORPORATION, THE DEALER MANAGER FOR THE OFFER, OR GEORGESON SHAREHOLDER COMMUNICATIONS INC., THE INFORMATION AGENT FOR THE OFFER, WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

                            ------------------------

    List below the shares of Class A Common Stock, par value $0.01 per share, and/or Class B Common Stock, par value $0.01 per share (collectively, the "Shares"), of U.S. Franchise Systems, Inc., a Delaware corporation (the "Company"), to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of Shares on a separate signed schedule and affix the list to this Letter of Transmittal.

    This Letter of Transmittal is to be completed by stockholders of the Company if certificates for Shares are being forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if a tender of Shares is being made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Tender Offer--Procedure for Delivering Shares--Book Entry Delivery" of the Offer to Purchase dated October 3, 2000 (the "Offer to Purchase," which, together with the Letter of Transmittal, as amended or supplemented from time to time, constitute the "Offer"). Stockholders who desire to tender Shares pursuant to the Offer, but (1) cannot deliver the certificates for their Shares to the Depositary before the Expiration Date (as defined in the Offer to Purchase), (2) are unable to comply with the procedures for book-entry transfer before the Expiration Date or (3) cannot deliver this Letter of Transmittal or any other required documents to the Depositary prior to the Expiration Date, may tender their Shares according to the guaranteed delivery procedure described in "The Tender Offer--Procedure for Tendering Shares--Guaranteed Delivery" of the Offer to Purchase. See Instruction 12.

---------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF SHARES TENDERED AT $5.00 PER SHARE
                                                 (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------------
                                                                               SHARES TENDERED
                                                                (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER OF
                                                                                             SHARES
                                                                                         REPRESENTED BY
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS                        CLASS OF SHARES   CERTIFICATE(S) OR      NUMBER OF
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON      CERTIFICATE      REPRESENTED BY       BOOK-ENTRY           SHARES
CERTIFICATE(S) OR A SECURITIES POSITION LISTING)    NUMBER(S)(1)      CERTIFICATE(S)      CONFIRMATION        TENDERED(2)
----------------------------------------------------------------------------------------------------------------------------
                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------
                                                                          TOTALS:

----------------------------------------------------------------------------------------------------------------------------

  (1) Need not be completed by stockholders tendering Shares by book-entry transfer. See Instruction 3.

  (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: _________________  Transaction Code Number: ________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s) of the Shares: _____________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    If delivered by book-entry transfer:

    Name of Tendering Institution: _____________________________________________

    Account Number: _________________  Transaction Code Number: ________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to USFS Acquisition Co., a Delaware corporation (the "Purchaser") and wholly owned subsidiary of Pritzker family business interests, the above-described Shares at a purchase price of $5.00 per Share, net to the seller in cash, without interest thereon (the "Purchase Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase.

    Subject to, and effective upon, acceptance for payment of, or payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to, or upon the order of, the Purchaser and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of the Purchaser upon receipt by the Depositary of the aggregate Purchase Price with respect to such Shares;

    (b) present such Shares for cancellation and transfer on the books of the Purchaser; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Purchaser that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Purchaser or the Depositary to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    The undersigned represents and warrants to the Purchaser that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of properly tendered Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints each designee of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned. The undersigned understands that in order for Shares to be validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser must be able to exercise full voting and other rights with respect such Shares.

    The name(s) and address(es) of the registered holders should be printed exactly as they appear on the certificates or a securities position listing representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the undersigned's account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and "Special Delivery Instructions" boxes are completed, please issue the check for the Purchase Price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than that shown below the undersigned's signature(s) or if Shares tendered hereby and delivered by book-entry transfer are to be credited to an account at the Book-Entry Facility other than that designated above.

  Issue (check appropriate box)
  / / Check and/or  / / Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  / / Credit book-entry transfer to the Book-Entry Facility account set forth below

  ____________________________________________________________________________
                                 ACCOUNT NUMBER

  PLEASE NOTE THAT THE PERSON NAMED IN THIS SPECIAL PAYMENT INSTRUCTIONS BOX MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.
                ------------------------------------------------

------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

      To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail (check appropriate box)
  / / Check and/or  / / Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

    If you have completed either or both of the boxes above, you MUST have the signature guaranteed in the "Guarantee of Signatures" box.

                                   IMPORTANT
                 TO BE COMPLETED AND SIGNED BY ALL STOCKHOLDERS
                              (SEE INSTRUCTION 5)
  (PLEASE ALSO COMPLETE SUBSTITUTE W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL)

 The following line(s) must be signed by registered holder(s) of Shares exactly as its name(s) appear(s) on certificate(s) for the tendered Shares or on a security position listing or by person(s) authorized to become registered holder(s) by a properly completed stock power, a copy of which must be transmitted herewith. If Shares to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title below, and, unless waiv1d by the Purchaser, submit evidence satisfactory to the Purchaser of authority to act.
--------------------------------------------------------------------------------

  _____________________  Dated:_____________________, 2000
  SIGNATURE(S) OF HOLDER(S)

  _____________________  Dated:_____________________, 2000
  SIGNATURE(S) OF HOLDER(S)

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

                                         _____________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________
                                         _____________________________________
                                         _____________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Taxpayer Identification or Social Security No.: ____________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

  The undersigned hereby guarantees the signature(s) that appear on this Letter of Transmittal.

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Title: _____________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm: ______________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________
  Dated: ____________,2000

  ----------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined below), unless (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith exactly as the name of the registered holder(s) appear on the certificate(s) representing the Shares or the security position listing and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) such Shares are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution"). See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or, unless an "Agent's Message" (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in "The Tender Offer--Procedures for Tendering Shares--Book Entry Delivery" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares tendered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    The term "Agent's Message" means a message transmitted by electronic means by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of book-entry confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance of Shares for payment.

    3. BOOK-ENTRY TENDERS. The Depositary will establish an account with respect to the Shares at the Book-Entry Transfer Facility for purposes of the Offer within two business days after the date of the Offer to Purchase. Any financial institution that is a participant in the system of the Book-Entry Transfer Facility may make book-entry delivery of Shares by causing the Book-Entry Transfer Facility to transfer Shares into the Depositary's account in accordance with the Book-Entry Transfer Facility's procedures for book-entry transfer. Confirmation of a book-entry transfer to Shares to the Depositary's account at the Book-Entry Facility must be received by the Depositary prior to the Expiration Date for the tender of the Shares to be effective. Although the delivery of Shares may be effected through book-entry transfer, a properly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, together with any required signature guarantees and any other required documents must, in any case, be transmitted to, and received by, the Depositary at one of its addresses set forth on the cover of this Letter of Transmittal prior to the Expiration Date, or the guaranteed delivery procedure described below must be followed. DO NOT DELIVER THIS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY. SUCH DELIVERY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID TENDER OF SHARES.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered" in the "Description of Shares Tendered at $5.00 per Share" box. In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes captioned "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the certificates representing the Shares or on a securities position listing.

    (b) If any of the Shares tendered hereby are held of record by two or more joint holders, each such holder must sign this Letter of Transmittal.

    (c) If any of the Shares tendered hereby are registered in different names on several certificates or securities position listings, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

    (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates representing Shares tendered hereby or if payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should indicate the capacity in which the person is acting when signing, and submit proper evidence satisfactory to the Purchaser of the authority of such person so to act.

    6. STOCK TRANSFER TAXES. The Purchaser will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "The Tender Offer--Acceptance for Payment and Payment for Shares" of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address or credited to an account at the Book-Entry Facility other than that shown above in the box captioned "Description of Shares Tendered at $5.00 per Share," then the boxes captioned "Special Payment Instructions" and "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    8. SUBSTITUTE FORM W-9 AND FORM W-8BEN. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Company that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form

W-9, certify that such stockholder is not subject to backup withholding in Part 2 of such form, and sign and date the form. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must submit an Internal Revenue Service Form W-8BEN or a substitute Form W-8BEN, signed under penalties of perjury, attesting to that stockholder's exempt status. Form W-8BEN may be obtained from the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or other tender offer materials may be directed to the Information Agent at its address and telephone number set forth on the back of this Letter of Transmittal. Such copies will be furnished promptly at the Purchaser's expense. Stockholders may also contact the Dealer Manager at its address and telephone number set forth on the back of this Letter of Transmittal or their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

    10. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination will be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Purchaser, the Company, the Depositary, the Dealer Manager, the Information Agent nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    11. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any stockholder whose certificates have been mutilated, lost, stolen or destroyed should contact the Depositary, in its capacity as transfer agent for the Shares, for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal and related documents can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen, or destroyed certificate should be provided to the Depositary as soon as possible.

    12. PROCEDURES FOR GUARANTEED DELIVERY. If a stockholder desires to tender Shares pursuant to the Offer and the stockholder's Share certificates are not immediately available or cannot be delivered to the Depositary prior to the Expiration Date or the stockholder cannot complete the procedure for book-entry transfer of the Shares on a timely basis or if the time will not permit all required documents to reach the Depositary prior to the Expiration Date, the Shares may nevertheless be tendered, provided that all of the following conditions are satisfied:

        (a) the tender is made by or through an Eligible Institution;

        (b) the Depositary receives by hand, mail, overnight courier or facsimile transmission prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided with this Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

        (c) the certificates for all tendered Shares, in proper form for transfer, or confirmation of book-entry transfer of the Shares into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by the Letter of Transmittal, are received by the Depositary within three Nasdaq trading days after the date of execution of the Notice of Guaranteed Delivery.

    13. TENDER BY REGISTERED HOLDER(S). Only the registered holder(s) of the Shares may tender Shares in the Offer. If you are the beneficial owner, but not the registered holder, of Shares and wish to tender those Shares in the Offer, you should arrange with the registered holder to complete, execute and deliver this Letter of Transmittal on your behalf. Otherwise, you must, prior to completing and executing this Letter of Transmittal and tendering those Shares, either make appropriate arrangements to register ownership of the Shares in your name or obtain a properly completed stock power from the registered holder.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY. STOCKHOLDERS SHOULD COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

         TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SHARES
                              (SEE INSTRUCTION 8)
                          PAYOR'S NAME: SUNTRUST BANK

-------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART I--Taxpayer Identification
               FORM W-9                      Number--For all accounts, enter      Social Security Number
      Department of the Treasury             taxpayer identification number       OR
       Internal Revenue Service              in the box at right. For most
     Payer's Request for Taxpayer            individuals, this is your            Employer Identification Number
    Identification Number (TIN) and          Social Security Number. For          (If awaiting TIN write "Applied For")
             Certification                   other entities, it is your
                                             Employer Identification Number.
                                             If you do not have a number,
                                             see HOW TO OBTAIN A TIN in the
                                             enclosed Guidelines. Certify by
                                             signing and dating below. NOTE:
                                             If the account is in more than
                                             one name, see the chart in the
                                             enclosed Guidelines to
                                             determine which number to
                                             enter.
                                             ----------------------------------------------------------------------------
                                             PART II--For Payees Exempt From Backup Withholding, see the enclosed
                                             Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------------------------------------------------
 Certification--Under penalties of perjury, I certify that:

 1.  The number shown on this form is my correct Taxpayer Identification Number or I am waiting for a number to be issued to me and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me will be withheld until I provide a Taxpayer Identification
     Number;

 2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
     and

 3.  Any other information provided on this form is true, correct and complete.
-------------------------------------------------------------------------------------------------------------------------

 SIGNATURE                         DATE                , 2000
-------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item 2.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

                    THE INFORMATION AGENT FOR THE OFFER IS:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                          17 State Street, 10th Floor
                            New York, New York 10004

                  Banks & Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                  GEORGESON SHAREHOLDER SECURITIES CORPORATION

                          17 State Street, 10th Floor
                            New York, New York 10004

                          Call Collect: (212) 440-9884
                                       or
                         Call Toll Free: (800) 445-1790